UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
X	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DAVITA INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DAVITA INC. 2000 16TH STREET DENVER, CO 80202	Your Vote Counts! DAVITA INC. 2021 Annual Meeting Vote by June 9, 2021 11:59 PM ET. For shares held in the DaVita Retirement Savings Plan, vote by June 7, 2021 11:59 PM ET.

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You invested in DAVITA INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the 2021 Annual Meeting of Stockholders to be held on June 10, 2021.

Get informed before you vote
View the Annual Report, Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 10, 2021 10:00 a.m. Mountain Time

www.virtualshareholdermeeting.com/DVA2021

*	Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Board
Voting Items		Recommends

Nominees:
1a.	Pamela M. Arway	For
1b.	Charles G. Berg	For
1c.	Barbara J. Desoer	For
1d.	Paul J. Diaz	For
1e.	Shawn M. Guertin	For
1f.	John M. Nehra	For
1g.	Paula A. Price	For
1h.	Javier J. Rodriguez	For
1i.	Phyllis R. Yale	For
2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2021.	For
3.	To approve, on an advisory basis, the compensation of our named executive officers.	For
4.	Stockholder proposal regarding political contributions disclosure, if properly presented at the meeting.	Against
NOTE: The proxy holders are entitled to vote in their discretion on such other business as may properly be brought before the meeting or any adjournment or postponement thereof by the presiding person of the Annual Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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